EXHIBIT 99.1
AeA Classic Financial Conference November 2008 Kevin FairbairnJeff Andreson Chief Executive OfficerChief Financial Officer

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk f actors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation. AeA Classic_NOV_2008 Slide 2

Unique Value Proposition Intevac Equipment zHigh Productivity Tools for Advanced Technology Applications Hard Disk Drive Industry — 200 Lean® Semiconductor Industry — Lean Etch™ Intevac Photonics zLeader in Enabling, Compact and Cost Effective Digital Optical Products Low Light Sensors and Cameras Miniature Raman Instruments Near-Eye Micro Displays AeA Classic_NOV_2008 Slide 3

Intevac Today

- **Equipment Market Leader**
  - Magnetic Media Disk Market Provides Significant Revenue Opportunity
    - Additional capacity
    - Technology upgrades
- **Expanding into New Equipment Markets**
  - Dielectric Etch and CVD Market >$4B
  - Korean Equipment Alliance
- **Growing Photonics Business**
  - Highly Differentiated Product Technology
- **Strong Balance Sheet**
  - $5.28 Per Share in Cash and Investments
  - $7.50 Per Share in Tangible Book Value
- **Record of Operational Excellence**


IVAC
Share 65%

Magnetic Media Disk
Market Leader

AeA Classic_NOV_2008 Slide 4

Multiple Growth Opportunities Goal:30% CAGR Actual: 56% CAGR (2003 – 2007) New EquipmentMagnetic MarketsMedia Photonics Today20102012 AeA Classic_NOV_2008 Slide 5

Expanding Intevac Equipment Business zExpand Applications on Existing Products 200 Lean Deposition System 200 Lean Etch System for Patterned Media {2009 Product {Ultimately Doubles Market Starting 2010 zExpand Addressed Markets 200 Lean Etch and CVDSemiconductor {Initial Focus on Memory Market {2009 Qualification {2010 Revenue Ramp AeA Classic_NOV_2008 Slide 6

Media Growth and Technology Drive Intevac HDD Business 1,600 1,400 1,200 1,000 800 Units in Millions600 400 200 Consumer 0 Notebook 2006 2007 2008 2009 2010 2011 2012 Server Desk Top PerpendicularPatterned MediaMedia Capacity & Legacy System Replacements Source: TrendFocus April 2008 145 More 200 Lean Tools Required By 2012 +Patterned Media Ultimately Doubles Market AeA Classic_NOV_2008 Slide 7

Media Technology Roadmap 10000 250 Gb/in2 = 320 GB/Platter 3.5 Inch Disk 1000 ) 2 (Gbit/in Density100 Areal 10 1 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Source: Semiconductor International, 5/22/2008 AeA Classic_NOV_2008 Slide 8

200 Lean Magnetic Media Manufacturing System zLeading System for Disk Production zHighest Output Per Square Foot z200 Lean Gen II Major Upgrade {25% Higher Output {Improved Performance Metrics zExtendable to Industry’s Technology Roadmap {HAMR {Patterned Media AeA Classic_NOV_2008 Slide 9

Patterned Media Manufacturing

INTEVAC


Clean
Magnetic Media Deposition
Intevac 200 Lean (Deposition)
New Manufacturing Steps for Patterned Media
Prime Media Surface
Intevac LithoPrime™
Apply Pattern to Media
Imprint Lithography
Etch Pattern into Media
Intevac 200 Lean (Etch)
Test
Burnish
Lube Disk
Intevac AccuLuber™

AeA Classic_NOV_2008 Slide 10

Lean Etch Enabling Technology, Double the Throughput zEnabling Etch Technology for 45nm and Beyond zAddressing Need for Significant Productivity Improvements zTES Korean and China Market Alliance zAccelerate Lean CVD Product Offering AeA Classic_NOV_2008 Slide 11

Intevac Photonics

INTEVAC

Intevac Vision Systems

Micro-Display & Image Capture Products for Head-Mounted Vision






- Military Head-Mounted Vision (Day/Night)
- Training & Simulation
- Medical & Veterinarian

Intevac Imaging

Cameras & Sensors Unique Technology for Low Light Imaging






- Military Night Vision & Surveillance
- Spectroscopy
- Microscopy
- Inspection

DeltaNu

Compact Raman Spectroscopy Systems for Real-Time Material Identification






- Microscopy
- Medical Diagnostics
- Industrial Inspection
- HAZMAT
- Scientific Research

AeA Classic_NOV_2008 Slide 12

Intevac Photonics
Enabling Technology for Military Applications

INTEVAC



Near-Eye Display Goggle
Micro Displays
100K Units



DeltaNu Stand-Off Portable Raman
Chemical, Biological Threat Detection



LIVAR Cameras
Long-Range Viewing, Range Detection Ground & Airborne





Digital-Enhanced Night Vision
$600M Legacy Market



Night Vision Surveillance Cameras & Systems
UAV, UGV Surveillance

AeA Classic_NOV_2008 Slide 13

Investment Rationale

INTEVAC


Significant Growth Opportunities
Highly Differentiated Technology Products
Management Team with Proven Track Record
Strong Balance Sheet Global Infrastructure

Equipment

- Media Capacity and Technology Transition
- >$4B Semiconductor Equipment Market

Photonics

- Growing Product Revenues
- Government and OEM Programs Approaching Volume Ramp

AeA Classic_NOV_2008 Slide 14

AeA Classic Financial Conference November 2008 Kevin FairbairnJeff Andreson Chief Executive OfficerChief Financial Officer